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                                  EXHIBIT 10.27

                               THIRD AMENDMENT TO
                    SUPPLY AND DISTRIBUTION RIGHTS AGREEMENT

         THIS THIRD AMENDMENT (the "Third Amendment") is made as of November 6, 2001, by and between Ethicon, Inc. ("Ethicon") and Closure Medical Corporation ("Closure Medical"), formerly known as Tri-Point Medical Corporation.

                                   BACKGROUND
                                   ----------

         WHEREAS, Ethicon and Closure Medical have entered into that certain Supply and Distribution Rights Agreement, dated as of March 21, 1996, as amended by the First Amendment, dated as of September 15, 1998, and the Second Amendment, dated as of September 30, 1998 (collectively referred to herein as, the "Agreement").

         WHEREAS, Ethicon and Closure Medical have agreed to amend the Agreement as set forth herein to provide certain additional terms and conditions under which a Surgical Dressing Product and a Wound Dressing Product will be supplied to Ethicon.

                                      TERMS
                                      -----

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

1. All capitalized terms not defined herein shall have the definitions given to them in the Agreement.

2. All references to "Tri-Point Medical Corporation" shall be deleted and replaced with "Closure Medical Corporation," and all references to "Tri-Point" shall be deleted and replaced with "Closure Medical."

3. Except as otherwise set forth herein, each of the Surgical Dressing Product and Wound Dressing Product shall be treated as Product for the purposes of the Agreement and this Amendment.

4. Article I(Q) of the Agreement shall be amended by adding to the end thereof the following sentence:

         "Notwithstanding the foregoing, for the Wound Dressing Product only, the Field shall include formulations of cyanoacrylates for the **; provided, however, that in the event either (A) ** or (B) **, the Field, for the Wound Dressing Product only, will not include formulations of cyanoacrylates for the **."

5. Article I(W) of the Agreement shall be amended by adding to the end thereof the following:

         "The Invoice Price for the Surgical Dressing Product shall initially be a price to be agreed to by the parties ** (the "Surgical Dressing Product Invoice Price"), **. The invoice price for the Wound Dressing Product shall initially be $**. The Invoice Price for the Surgical Dressing Product and Wound Dressing Product may be **"

6.       New Article I(AS1) shall be added to read in its entirety as follows:

         '"Surgical Dressing Product" shall mean a **.'

7.       New Article I(AX) shall be added to read in its entirety as follows:

         '"Wound Dressing Product" shall mean a **.'

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8.       Article III(G) of the Agreement shall be amended by adding a new
         Section 3 after Section 2 thereof:

         "3. In consideration of Closure Medical extending Ethicon's rights under this Agreement by entering into the Third Amendment and of Closure Medical reaching certain milestones relating to the Wound Dressing Product, Ethicon shall pay to Closure Medical the following payments:

                      a.     the sum of **;

                      b.     the sum of **;

                      c.     the sum of **; and

                      d.     the sum of **"

9. Closure Medical hereby acknowledges, as of the date of the Third Amendment, that the payment obligations of Ethicon under Article III(G)(1) and Article III(G)(2) and under Article III(H)(1) have been satisfied in full.

10.      New Article III(M) shall be added to read in its entirety as follows:

         "Reversion of Rights. Ethicon shall have the right and option,
          -------------------
         exercisable in Ethicon's sole discretion by delivering notice to Closure Medical at any time prior to ** of the Wound Dressing Product. If Ethicon ** the Wound Dressing Product, then as of the date of such written notice by Ethicon, (i) ** and (ii) **."

11. Article IV(B)(1) of the Agreement shall be amended by adding to the end thereof the following:

         "The Purchase Price for each unit of Surgical Dressing Product purchased from Closure Medical shall be ** for the Surgical Dressing Product; provided, however, that in no event shall the Purchase Price for the Surgical Dressing Product **. The Purchase Price for each unit of Wound Dressing Product purchased from Closure Medical shall be ** for the Wound Dressing Product; provided, however, that in no event shall the Purchase Price for the Wound Dressing Product **."

12. Article IV(B)(3) of the Agreement shall be amended by adding to the end thereof the following:

         "Notwithstanding the minimum purchase price for the Surgical Dressing Product or Wound Dressing Product set out in Paragraph B.1. above, in the event that for ** of such Surgical Dressing Product or Wound Dressing Product, as the case may be, by Ethicon in either the U.S. or the E.C., the minimum purchase price for such Surgical Dressing Product or Wound Dressing Product is ** Surgical Dressing Product or Wound Dressing Product as calculated in Paragraph B.2 of Article IV over such quarter (the "Dressing Product Measurement Quarter"), then the minimum purchase price for such Surgical Dressing Product or Wound Dressing Product purchased by Ethicon ** of such Surgical Dressing Product or Wound Dressing Product during the Dressing Product Measurement Quarter."

13. Article IV(C)(2) of the Agreement shall be deleted in its entirety and replaced with the following:

         "2. In the event Ethicon does not meet, with respect to purchases of Wound Dressing Product or purchases of Product, as the case may be, the applicable annual purchase minimums set out on Exhibit B for **, as the case may be, in the U.S. or E.C. (it being understood that if no commercial sales have commenced in either the U.S. or E.C. after Regulatory Approval, then the first year shall be deemed to ** Closure Medical notifies Ethicon of such Regulatory Approval), then Closure Medical's sole and exclusive remedy shall be (A) **, and (B) **; provided, however, **. It is understood that any such failure to meet the annual purchase minimums of Product or Wound Dressing Product, as the case may be, **. For purposes of clarity, the parties acknowledge and agree that the **."

14. Article V(E) of the Agreement shall be amended by adding to the end thereof the following sentence:

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         "In addition, Closure Medical agrees to **, as the case may be."

15. Article VI(H) shall be amended by deleting the first two address blocks and replacing them with the following:

         "if to Closure Medical to:

         Closure Medical Corporation
         5250 Greens Dairy Road
         Raleigh, North Carolina 27616
         Attention:  President
         Fax:  (919) 877-7874

         with a copy to:
         Morgan, Lewis & Bockius LLP
         1701 Market Street
         Philadelphia, Pennsylvania 19103
         Attention:  Manya S. Deehr, Esq.
         Fax:  (215) 963-5299"

16. The specifications for the Surgical Dressing Product and the Wound Dressing Product are attached hereto as Exhibits I and II, respectively, as supplemented or amended by mutual agreement of the parties from time to time.

17. Exhibit B of the Agreement shall be deleted and replaced by the new Exhibit B attached hereto, as supplemented or amended by mutual agreement of the parties from time to time.

18. Closure Medical represents and warrants to Ethicon that the representations and warranties made in (IV)(J)(1) subsections (d), (e) and (f) for the Product are true and accurate as of the date of this Third Amendment for the Wound Dressing Product and the Surgical Dressing Product, and that the representations and warranties in
         (IV)(J)(1)(g) and (h), as if such related to the entering into of the Third Amendment by Closure Medical, are true and accurate. Ethicon represents that the representations and warranties in (IV)(J)(2), as if such related to the entering into of the Third Amendment by Ethicon, are true and accurate.

19. Except as set forth herein, all terms, provisions and conditions of the Agreement shall remain in full force and effect including, without limitation, the restrictions on public disclosure contained in Article
         (V)(A)(3) of the Agreement. Moreover, in the event disclosure of this Third Amendment is required by applicable law, the party required to make disclosure will, to the extent permitted, redact the pricing information and payment terms contained herein.

20. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to conflicts of law rules or principles.

21. This Third Amendment may be executed and delivered in any number of separate counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

            [The remainder of this page is intentionally left blank.]

                                       3

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         IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized officers as of the date first set forth above.


                                       ETHICON, INC.


                                       By: /s/ HOWARD I. ZAUBERMAN
                                           -------------------------------------
                                           Name:  Howard I. Zauberman
                                           Title: Vice President, New Business
                                                   Development


                                       CLOSURE MEDICAL CORPORATION

                                       By: /s/ ROBERT V. TONI
                                           -------------------------------------
                                           Name:  Robert V. Toni
                                           Title: President and CEO

                                       4

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                                    EXHIBIT B
                                    ---------

                      Annual Purchase Minimums for Product
                      ------------------------------------
                                   (in units)

                             [INFORMATION REDACTED]


               Annual Purchase Minimums for Wound Dressing Product
               ---------------------------------------------------
                                   (in units)

                             [INFORMATION REDACTED]